Exhibit 4.1

(IF AN ORIGINAL ISSUE, PLACE REVENU   MPS ON REVERSE SIDE OF THIS STUB.)

CERTIFICATE NO. ____________
FOR ____________ SHARES
DATED ____________

ISSUED TO ____________
FROM WHOM TRANSFERRED ____________
DATED ____________

NO. ORIGINAL CERTIFICATE ____________
NO. ORIGINAL SHARES ____________
NO. OF SHARES TRANSFERRED ____________
RE-ISSUED IN CERTIFICATE NO. ____________

RECEIVED CERTIFICATE NO. ____________
FOR ____________ SHARES
DATED ____________

NUMBER



SHARES

INCORPORATED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE

MICROLIN BIO, INC.

SPECIMEN

This Certifies that ____________ *is the owner of*

____________ *fully paid and non-assessable shares*

Common Stock *of the par value of* $0.000001 *each of*

MicroLin Bio, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated ____________

Joseph Hernandez SECRETARY.

Joseph Hernandez PRESIDENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT—	.... Custodian .... (Cust) (Minor)
TEN ENT	— as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	— As joint tenants with right of survivorship and not as tenants in common		Act .... (State)

Additional abbreviations may also be used though not in the above list.

For value Received ______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

of the Shares represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________ *Attorney*

to transfer the said Shares on the Books of the within named Company with full power of substitution in the premises

Dated ______________, ______

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.